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EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Kenneth J. Saunders, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, except for the failure to timely file the Annual Report on Form 10-K, this Amendment No. 1 to the Annual Report of Peregrine Systems, Inc. on Form 10-K/A for the fiscal year ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the Annual Report of Form 10-K as amended by this Amendment No. 1 to the Annual Report on Form 10-K/A, fairly presents in all material respects the financial condition and results of operations of Peregrine Systems, Inc.

        Date: October 18, 2005

/s/ KENNETH J. SAUNDERS Kenneth J. Saunders Executive Vice President & Chief Financial Officer

        A signed original of this written statement required by Section 906 has been provided to Peregrine Systems, Inc. and will be retained by Peregrine Systems, Inc. and furnished to the Securities and Exchange Commission upon request.

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  EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002